SUPPLEMENT
           TO PROSPECTUS FOR DELAWARE GROUP PREMIUM FUND, INC.
                    DEVON SERIES AND DELAWARE SERIES

                             MARCH 18, 1999

Francis X. Morris has replaced George H. Burwell as portfolio manager of Devon Series and Delaware Series. Mr. Morris will join Gary A. Reed in making the day-to-day investment decisions for Delaware Series. Mr. Morris will have responsibility for making the day-to-day investment decisions for the Devon Series. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. Mr. Morris holds a bachelor s degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Reed holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He has been Senior Portfolio Manager for fixed income since 1989. Before joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department of the Irving Trust Company in New York.

Mr. Morris will work closely with Devon Series' existing portfolio management team, including Andrea Giles and Christopher Driver. Andrea Giles is a research analyst for the Series. She holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank. Christopher Driver is also a research analyst for the Series. He holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.